UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2008

TAMALPAIS BANCORP
(Exact name of registrant as specified in its charter)

California	000-50878	68-0175592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

851 Irwin Street, San Rafael California	94901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (415) 526-6400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 28, 2008 the Board of Directors of Tamalpais Bancorp (the “Company”) (NASDAQ:TAMB), the parent company for Tamalpais Bank (the “Bank”) and Tamalpais Wealth Advisors, elected to apply to the Board of Governors of the Federal Reserve System to become a Bank Holding Company. On the same date, the Board of Directors of the Bank elected to apply to the California Department of Financial Institutions and the Federal Deposit Insurance Corporation to convert the Bank’s charter from a California Industrial Banking Company to a California State Commercial Bank. A press release announcing the intent to file such applications was issued on November 3, 2008.

The press release incorporated herein as Exhibit 99.1 is not filed but furnished pursuant to Regulation FD.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description

99.1	Press Release November 3, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2008	TAMALPAIS BANCORP

/s/ Michael E. Moulton

Michael E. Moulton, Chief Financial Officer
(Principal Financial Officer)